Exhibit 99.1

(1) Commentary is on a fully taxable-equivalent basis unless otherwise noted. Consistent with SEC guidance in Industry Guide 3 that contemplates the calculation of tax-exempt income on a tax equivalent basis, net interest income and net interest margin are provided on a fully taxable-equivalent basis, which generally assumes a 21% marginal tax rate. We provide detailed reconciliations in the Non-GAAP Performance and Financial Measures Reconciliation table on page 13. Exhibit 99.1 PRESS RELEASE ATLANTIC CAPITAL BANCSHARES, INC. REPORTS THIRD QUARTER 2020 RESULTS Atlanta, GA – October 22, 2020 – Atlantic Capital Bancshares, Inc. (NASDAQ: ACBI) announced net income from continuing operations for the quarter ended September 30, 2020 of $8.6 million, or $0.40 per diluted share, compared to $8.2 million, or $0.33 per diluted share, for the third quarter of 2019 and $1.8 million, or $0.09 per diluted share, for the second quarter of 2020. “We reported another quarter of solid operating results and strong year over year growth in pre-provision, pre-tax net revenue, while continuing to strengthen our fortress balance sheet with the issuance of $75 million in subordinated debt. With confidence in our credit quality, capital strength and earnings outlook, we also resumed our share repurchase program,” remarked Douglas Williams, President and Chief Executive Officer. Third Quarter Highlights(1)  Capital ratios remained strong, with a tangible common equity to tangible assets ratio of 11.0% and a total risk-based capital ratio of 16.9%.  Tangible book value per share increased to $15.11 from $14.72 at June 30, 2020 and from $14.09 at December 31, 2019.  Average deposits from continuing operations increased $62.3 million, or 10.3% annualized, compared to the second quarter of 2020 and increased $522.6 million, or 26.8%, compared to the third quarter of 2019.  Cost of deposits decreased to 0.19% from 0.22% in the second quarter of 2020.  Annualized net charge-offs to average loans totaled 0.06% for the third quarter of 2020 and 0.13% for the full year 2020.  Non-performing assets to total assets were 0.20% at September 30, 2020 compared to 0.24% at June 30, 2020.  We repurchased 401,000 shares in the third quarter of 2020 totaling $4.6 million.  We issued $75 million in subordinated notes in the third quarter of 2020, and called the existing $50 million of subordinated notes on September 30, 2020. Income Statement Taxable equivalent net interest income from continuing operations totaled $22.1 million for the third quarter of 2020, an increase of $2.0 million, or 9.8%, from the third quarter of 2019, and an increase of $78,000, or 1.4% annualized, from the second quarter of 2020. The third quarter of 2020 included $1.6 million in Paycheck Protection Program (“PPP”) loan income compared to $696,000 in the second quarter of 2020. The third quarter of 2020 also included a $521,000 increase in interest expense due to the $75 million subordinated debt issuance. Taxable equivalent net interest margin from continuing operations was 3.14% in the third quarter of 2020, compared to 3.52% in the third quarter of 2019 and 3.23% in the second quarter of 2020. The linked quarter decrease was primarily the result of the additional interest expense due to the subordinated debt issuance along with a decrease in loan yields, partially offset by a decrease in the cost of interest bearing deposits. The taxable equivalent net interest margin, excluding PPP loans, in the third quarter of 2020 was 3.18% compared to 3.35% in the second quarter of 2020. The yield on loans from continuing operations in the third quarter of 2020 was 3.82%, a decrease of 136 basis points from the third quarter of 2019 and a decrease of 5 basis points from the second quarter of 2020. Excluding the PPP loans, the third quarter of 2020 loan yield was 3.95% compared to 4.09% in the second quarter of 2020. The cost of deposits from continuing operations in the third quarter of 2020 was 0.19%, a decrease of 87 basis points from the third quarter of 2019 and a decrease of 3 basis points from the second quarter of 2020. The cost of interest bearing deposits from continuing operations decreased 130 basis points to 0.28% from the third quarter of 2019, and decreased 5 basis points from the second quarter of 2020. The provision for credit losses for continuing operations was $28,000 in the third quarter of 2020 compared to $413,000 in the third quarter of 2019 and $8.9 million in the second quarter of 2020. The third quarter of 2020 provision for credit losses included a $636,000 provision for loan losses offset by a $609,000 decrease in the reserve for unfunded commitments. Noninterest income from continuing operations totaled $2.5 million in the third quarter of 2020 compared to $2.8 million in the third quarter of 2019 and $2.3 million in the second quarter of 2020. Service charge income in the third quarter of 2020 totaled $1.2 million, an increase of $292,000 compared to the third quarter of 2019, and an increase of $136,000 from the second quarter of 2020. The increase in service charge income was primarily due to an increase in ACH volumes in our payments business. The third quarter of 2020 also included a loss of $145,000 on the sale of other assets, primarily due to the sale of an OREO property. Noninterest expense from continuing operations totaled $13.7 million in the third quarter of 2020, compared to $12.7 million in the third quarter of 2019 and $12.9 million in the second quarter of 2020. The linked quarter increase in expenses was primarily driven by an increase in our accruals for incentive compensation and a decrease in loan production salary cost deferrals. In addition, other noninterest expense increased primarily due to $470,000 in losses on customer accounts. The year-to-date 2020 effective tax rate from continuing operations was 16.8% compared to 21.3% for the full year of 2019, and was impacted by lower pretax earnings as well as increased non-taxable securities income from municipal bonds. Balance Sheet Total loans held for investment were $2.19 billion at September 30, 2020, an increase of $352.4 million, or 19.2%, from September 30, 2019 and an increase of $3.3 million from June 30, 2020. PPP loans totaled $231.8 million at September 30, 2020, a decrease of $2.2 million compared to June 30, 2020, due to early payoffs during the third quarter. Consumer loans increased $41.8 million from June 30, 2020 to $154.9 million at September 30, 2020, due to the growth in a partnership with a fintech firm that offers CD-secured loans to its customers. The allowance for credit losses was 1.59% of total loans held for investment at September 30, 2020, compared to 1.61% at June 30, 2020. Excluding the impact of PPP loans, the allowance for credit losses at June 30, 2020 was 1.78%. Annualized net charge-offs were 0.06% for the third quarter of 2020 and 0.13% for the first nine months of 2020. Non- performing assets totaled $6.0 million, or 0.20% of total assets, as of September 30, 2020, compared to $7.0 million, or 0.24% of total assets, as of June 30, 2020. Total average deposits from continuing operations were $2.47 billion for the third quarter of 2020, an increase of $522.6 million, or 26.8%, from the third quarter of 2019 and an increase of $62.3 million, or 10.3% annualized, from the second quarter of 2020. Noninterest bearing deposits were 34.6% of total average deposits in the third quarter of 2020, compared to 32.7% in the third quarter of 2019 and 33.8% in the second quarter of 2020. Tangible common equity to tangible assets was 11.0% at September 30, 2020, unchanged from June 30, 2020. The estimated total risk based capital ratio increased to 16.9% at September 30, 2020 from 14.8% at June 30, 2020 due to the issuance of $75 million in subordinated debt. Earnings Conference Call Atlantic Capital will host a conference call at 10:00 a.m. EST on Friday, October 23, 2020, to discuss the financial results for the quarter ended September 30, 2020. Individuals wishing to participate in the conference call may do so by dialing 877-270-2148 from the United States. The call will also be available live via webcast on the Investor Relations page of the our website, www.atlanticcapitalbank.com. A presentation will be used during the earnings conference call and is available at https://atlanticcapitalbank.q4ir.com/news-market-data/presentations/default.aspx. 2

Non-GAAP Financial Measures Statements included in this press release include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. Atlantic Capital management uses non-GAAP financial measures, including: (i) taxable equivalent interest income; (ii) taxable equivalent net interest income; (iii) loan yield excluding PPP loans; (iv) taxable equivalent net interest margin; (v) taxable equivalent net interest margin excluding PPP loans; (vi) taxable equivalent income before income taxes; (vii) taxable equivalent income tax expense; (viii) tangible assets; (ix) tangible common equity; (x) tangible book value per common share, and (xi) allowance for credit losses to loans held for investment excluding PPP loans, in our analysis of the Company's performance. Tangible common equity excludes goodwill from shareholders' equity. Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non- GAAP financial measures presented by other companies. Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “project,” “expect,” “intend,” “plan,” “strive,” or words or phases of similar meaning. Forward-looking statements may include, among other things, statements about Atlantic Capital’s confidence in its strategies and its expectations about financial performance, the impact of COVID-19 on operations, market growth, market and regulatory trends and developments, acquisitions and divestitures, new technologies, services and opportunities and earnings. The forward-looking statements are based largely on Atlantic Capital’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond Atlantic Capital’s control. Atlantic Capital undertakes no obligation to publicly update any forward-looking statement to reflect developments occurring after the statement is made, except as otherwise required by law. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements as a result of, among other factors, the risks and uncertainties described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Atlantic Capital’s Annual Report on Form 10-K, as supplemented by our Current Report on Form 8-K filed on April 23, 2020, and Quarterly Reports on Form 10-Q. Please refer to the SEC’s website at www.sec.gov where you can review those documents. About Atlantic Capital Bancshares Atlantic Capital Bancshares, Inc. is a $2.9 billion publicly traded bank holding company headquartered in Atlanta, Georgia. Atlantic Capital offers commercial and not-for-profit banking services, specialty corporate financial services, private banking services and commercial real estate finance solutions to privately held companies and individuals in the Atlanta area, as well as payments and other specialized financial services for select clients nationally. 3

Media Contact: Ashley Carson Email: ashley.carson@atlcapbank.com Phone: 404-995-6050 (ACB-ER) Financial Contact: Patrick Oakes Email: patrick.oakes@atlcapbank.com Phone: 404-995-6050 4

ATLANTIC CAPITAL BANCSHARES, INC.
Selected Financial Information

(in thousands, except share and per share data; taxable equivalent)	2020 Third Quarter	2020 Second Quarter	2020 First Quarter	2019 Fourth Quarter	2019 Third Quarter	For the nine months ended September 30, 2020	For the nine months ended September 30, 2019
INCOME SUMMARY [1]							
Interest income - taxable equivalent [2]	$ 24,578	$ 24,151	$ 26,246	$ 26,699	$ 26,624	$ 74,976	$ 79,607
Interest expense	2,515	2,166	5,043	5,965	6,536	9,724	19,018
Net interest income - taxable equivalent	22,063	21,985	21,203	20,734	20,088	65,252	60,589
Provision for credit losses	28	8,863	8,074	787	413	16,965	1,925
Net interest income after provision for credit losses	22,035	13,122	13,129	19,947	19,675	48,287	58,664
Noninterest income	2,504	2,343	2,422	2,679	2,769	7,269	8,046
Noninterest expense	13,713	12,904	12,877	13,382	12,677	39,494	39,726
Income from continuing operations before income taxes	10,826	2,561	2,674	9,244	9,767	16,062	26,984
Income tax expense	2,208	712	550	2,104	2,198	3,471	5,966
Net income from continuing operations [2][3]	**8,618**	**1,849**	**2,124**	**7,140**	**7,569**	**12,591**	**21,018**
Income (loss) from discontinued operations, net of tax	—	—	—	—	617	—	21,697
Net income	**$ 8,618**	**$ 1,849**	**$ 2,124**	**$ 7,140**	**$ 8,186**	**$ 12,591**	**$ 42,715**
PER SHARE DATA							
Diluted earnings per share - continuing operations	$ 0.40	$ 0.09	$ 0.10	$ 0.32	$ 0.33	$ 0.58	$ 0.88
Diluted earnings (loss) per share - discontinued operations	—	—	—	—	0.03	—	0.91
Diluted earnings per share	0.40	0.09	0.10	0.32	0.36	0.58	1.78
Book value per share	16.05	15.64	15.47	15.01	14.81	16.05	14.81
Tangible book value per common share [3]	15.11	14.72	14.54	14.09	13.91	15.11	13.91
PERFORMANCE MEASURES							
Return on average equity	10.05 %	2.20 %	2.56 %	8.65 %	9.77 %	4.98 %	17.25 %
Return on average assets	1.15	0.25	0.32	1.08	1.32	0.59	2.22
Taxable equivalent net interest margin - continuing operations	3.14	3.23	3.41	3.38	3.52	3.25	3.66
Taxable equivalent net interest margin excluding PPP loans	3.18	3.35	3.41	3.38	3.52	3.31	3.66
Efficiency ratio - continuing operations	56.61	53.82	55.03	57.57	55.72	55.16	58.13
Average loans to average deposits	88.65	88.46	83.84	86.54	92.41	87.07	93.96
CAPITAL							
Average equity to average assets	11.45 %	11.53 %	12.41 %	12.47 %	13.54 %	11.78 %	12.87 %
Tangible common equity to tangible assets	11.03	11.01	11.57	10.61	12.92	11.03	12.92
Leverage ratio	9.9 [4]	9.9	10.7	11.0	11.8	9.9 [4]	11.8
Total risk based capital ratio	16.9 [4]	14.8	14.9	15.0	15.5	16.9 [4]	15.5
SHARES OUTSTANDING							
Number of common shares outstanding - basic	21,202,783	21,477,631	21,479,986	21,751,026	22,193,761	21,202,783	22,193,761
Number of common shares outstanding - diluted	21,298,098	21,569,050	21,675,934	21,974,959	22,405,141	21,298,098	22,405,141
Average number of common shares - basic	21,500,735	21,472,462	21,689,038	21,876,487	22,681,904	21,553,953	23,800,525
Average number of common shares - diluted	21,543,805	21,535,040	21,842,175	22,053,907	22,837,531	21,640,057	23,957,915
ASSET QUALITY							
Allowance for credit losses to loans held for investment [5]	1.59 %	1.61 %	1.43 %	1.04 %	1.03 %	1.59 %	1.03 %
Net charge-offs to average loans [6]	0.06	0.29	0.04	0.07	0.11	0.13	0.12
Non-performing assets to total assets	0.20	0.24	0.27	0.26	0.29	0.20	0.29
AVERAGE BALANCES							
Total loans - continuing operations	$ 2,191,669	$ 2,131,847	$ 1,890,184	$ 1,857,736	$ 1,801,629	$ 2,071,673	$ 1,739,917
Investment securities	453,382	462,850	417,971	389,667	340,872	444,766	366,790
Total assets	2,977,444	2,932,716	2,686,266	2,626,388	2,453,438	2,865,884	2,572,961
Deposits - continuing operations	2,472,218	2,409,958	2,254,505	2,146,626	1,949,657	2,379,235	1,851,674
Shareholders' equity	341,017	338,027	333,480	327,543	332,291	337,521	331,116
AT PERIOD END							
Loans and loans held for sale	$ 2,188,894	$ 2,185,847	$ 1,932,909	$ 1,873,524	$ 1,836,589	$ 2,188,894	$ 1,836,589
Investment securities	446,706	457,749	466,405	399,433	329,648	446,706	329,648
Total assets	2,923,977	2,890,622	2,719,658	2,910,379	2,410,198	2,923,977	2,410,198
Deposits	2,468,722	2,407,631	2,225,119	2,499,046	1,854,272	2,468,722	1,854,272
Shareholders' equity	340,309	335,980	332,300	326,495	328,711	340,309	328,711

[1] On April 5, 2019, Atlantic Capital completed the sale to FirstBank of its Tennessee and northwest Georgia banking operations, including 14 branches and the mortgage business. The mortgage business and branches sold to FirstBank are reported as discontinued operations.

[2] Interest income on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate.

[3] Excludes effect of acquisition related intangibles.

[4] Amounts are estimates as of September 30, 2020.

[5] The ratios for the third quarter of 2019 are calculated on a continuing operations basis.

[6] Annualized.

5

ATLANTIC CAPITAL BANCSHARES, INC. Consolidated Balance Sheets (unaudited) (in thousands, except share data) ASSETS Cash and due from banks $ 22,715 $ 33,759 $ 45,249 $ 42,577 Interest-bearing deposits in banks 91,243 33,038 421,079 27,167 Cash and cash equivalents 113,958 66,797 466,328 69,744 Investment securities available for sale 260,884 271,829 282,461 286,785 Investment securities held to maturity, net of allowance for credit losses of $15 and $13 at September 30, 2020 and June 30, 2020, respectively 185,822 185,920 116,972 42,863 Other investments 26,315 28,811 27,556 31,360 Loans held for sale 859 1,153 370 916 Loans held for investment 2,188,035 2,184,694 1,873,524 1,835,673 Less: allowance for loan losses (31,894) (31,605) (18,535) (18,080) Loans held for investment, net 2,156,141 2,153,089 1,854,989 1,817,593 Premises and equipment, net 22,558 22,494 22,536 19,688 Bank owned life insurance 67,489 67,127 66,421 66,047 Goodwill 19,925 19,925 19,925 19,925 Other intangibles, net 2,685 2,731 3,027 3,112 Other real estate owned 563 779 278 278 Other assets 66,778 69,967 49,516 51,887 Total assets $ 2,923,977 $ 2,890,622 $ 2,910,379 $ 2,410,198 LIABILITIES AND SHAREHOLDERS’ EQUITY Deposits: Noninterest-bearing demand $ 843,656 $ 883,662 $ 824,646 $ 599,657 Interest-bearing checking 387,858 449,737 373,727 240,427 Savings 568 583 1,219 1,081 Money market 945,834 879,863 1,173,218 921,133 Time 196,343 131,353 44,389 30,782 Brokered deposits 94,463 62,433 81,847 61,192 Total deposits 2,468,722 2,407,631 2,499,046 1,854,272 Federal funds purchased — 6,000 — 57,000 Federal Home Loan Bank borrowings — 50,000 — 76,000 Long-term debt 73,814 49,958 49,873 49,831 Other liabilities 41,132 41,053 34,965 44,384 Total liabilities 2,583,668 2,554,642 2,583,884 2,081,487 SHAREHOLDERS’ EQUITY Preferred stock, no par value; 10,000,000 shares authorized; no shares issued and outstanding as of September 30, 2020, June 30, 2020, December 31, 2019, and September 30, 2019 — — — — Common stock, no par value; 100,000,000 shares authorized; 21,202,783, 21,477,631, 21,751,026, and 22,193,761 shares issued and outstanding as of September 30, 2020, June 30, 2020, December 31, 2019, and September 30, 2019, respectively 220,643 224,520 230,265 237,687 Retained earnings 104,188 95,570 91,669 84,529 Accumulated other comprehensive income 15,478 15,890 4,561 6,495 Total shareholders’ equity 340,309 335,980 326,495 328,711 TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY $ 2,923,977 $ 2,890,622 $ 2,910,379 $ 2,410,198 September 30, 2020 September 30, 2019 December 31, 2019 June 30, 2020 6

ATLANTIC CAPITAL BANCSHARES, INC.
Consolidated Statements of Income (unaudited)

(in thousands, except share and per share data)	Three months ended					Nine months ended	
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	September 30, 2020	September 30, 2019
INTEREST INCOME							
Loans, including fees	$ 21,049	$ 20,496	$ 22,426	$ 23,175	$ 23,541	$ 63,971	$ 69,847
Investment securities	2,910	3,041	2,732	2,413	2,176	8,683	7,146
Interest and dividends on other interest-earning assets	274	260	865	944	803	1,399	2,322
Total interest income	24,233	23,797	26,023	26,532	26,520	74,053	79,315
INTEREST EXPENSE							
Interest on deposits	1,151	1,299	4,182	4,890	5,223	6,632	15,502
Interest on Federal Home Loan Bank advances	16	38	—	157	390	54	660
Interest on federal funds purchased and securities sold under agreements to repurchase	3	6	32	94	99	41	385
Interest on long-term debt	1,345	823	829	824	824	2,997	2,471
Total interest expense	2,515	2,166	5,043	5,965	6,536	9,724	19,018
NET INTEREST INCOME BEFORE PROVISION FOR CREDIT LOSSES	21,718	21,631	20,980	20,567	19,984	64,329	60,297
Provision for credit losses	28	8,863	8,074	787	413	16,965	1,925
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	21,690	12,768	12,906	19,780	19,571	47,364	58,372
NONINTEREST INCOME							
Service charges	1,217	1,081	1,232	998	925	3,530	2,589
Gains on sale of securities	—	—	—	—	253	—	907
Gains (losses) on sale of other assets	(145)	—	5	—	140	(140)	127
Derivatives income (loss)	10	(10)	246	315	(293)	246	(637)
Bank owned life insurance	363	367	362	375	422	1,092	1,171
SBA lending activities	893	782	414	846	1,150	2,089	3,332
Other noninterest income	166	123	163	145	172	452	557
Total noninterest income	2,504	2,343	2,422	2,679	2,769	7,269	8,046
NONINTEREST EXPENSE							
Salaries and employee benefits	8,850	8,466	8,476	8,500	8,295	25,792	26,037
Occupancy	739	883	794	838	722	2,416	2,050
Equipment and software	826	763	779	769	842	2,368	2,334
Professional services	562	792	705	577	764	2,059	2,331
Communications and data processing	757	670	897	1,066	796	2,324	2,133
Marketing and business development	141	79	153	143	243	373	702
Travel, meals and entertainment	39	34	140	175	152	213	504
FDIC premiums	213	175	—	—	(193)	388	217
Other noninterest expense	1,586	1,042	933	1,314	1,056	3,561	3,418
Total noninterest expense	13,713	12,904	12,877	13,382	12,677	39,494	39,726
INCOME FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES	10,481	2,207	2,451	9,077	9,663	15,139	26,692
Provision for income taxes	1,863	358	327	1,937	2,094	2,548	5,674
NET INCOME FROM CONTINUING OPERATIONS	8,618	1,849	2,124	7,140	7,569	12,591	21,018
DISCONTINUED OPERATIONS							
Income from discontinued operations	$ —	$ —	$ —	$ —	$ —	$ —	$ 28,690
Provision (benefit) for income taxes	—	—	—	—	(617)	—	6,993
Net income from discontinued operations	—	—	—	—	617	—	21,697
NET INCOME	$ 8,618	$ 1,849	$ 2,124	$ 7,140	$ 8,186	$ 12,591	$ 42,715
Net Income per Common Share - Basic							
Net income per common share - continuing operations	$ 0.40	$ 0.09	$ 0.10	$ 0.33	$ 0.33	$ 0.58	$ 0.88
Net income per common share - discontinued operations	—	—	—	—	0.03	—	0.91
Net Income per Common Share - Basic	0.40	0.09	0.10	0.33	0.36	0.58	1.79
Net Income per Common Share - Diluted							
Net income per common share - continuing operations	$ 0.40	$ 0.09	$ 0.10	$ 0.32	$ 0.33	$ 0.58	$ 0.88
Net income per common share - discontinued operations	—	—	—	—	0.03	—	0.91
Net Income per Common Share - Diluted	0.40	0.09	0.10	0.32	0.36	0.58	1.78
Weighted average shares - basic	21,500,735	21,472,462	21,689,038	21,876,487	22,681,904	21,553,953	23,800,525
Weighted average shares - diluted	21,543,805	21,535,040	21,842,175	22,053,907	22,837,531	21,640,057	23,957,915

7

ATLANTIC CAPITAL BANCSHARES, INC.
Average Balance Sheets and Net Interest Margin Analysis
Selected Financial Information

	Three months ended					
	September 30, 2020			June 30, 2020		
(dollars in thousands; taxable equivalent)	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate
Assets						
Interest bearing deposits in other banks	$ 136,459	$ 65	0.19 %	$ 129,989	$ 23	0.07 %
Other short-term investment	—	—	—	—	—	—
Investment securities						
Taxable investment securities	237,655	1,467	2.46	247,668	1,581	2.57
Non-taxable investment securities[1]	215,727	1,788	3.30	215,182	1,814	3.39
Total investment securities	453,382	3,255	2.86	462,850	3,395	2.95
Loans	2,191,669	21,049	3.82	2,131,847	20,496	3.87
FHLB and FRB stock	14,484	209	5.74	16,842	237	5.66
Total interest-earning assets	2,795,994	24,578	3.50	2,741,528	24,151	3.54
Non-earning assets	181,450			191,188		
Total assets	$ 2,977,444			$ 2,932,716		
Liabilities						
Interest bearing deposits:						
NOW, money market, and savings	1,383,382	1,006	0.29	1,415,069	1,115	0.32
Time deposits	166,019	86	0.21	96,362	58	0.24
Brokered deposits	68,102	59	0.34	83,228	126	0.61
Total interest-bearing deposits	1,617,503	1,151	0.28	1,594,659	1,299	0.33
Total borrowings	40,793	19	0.19	97,769	44	0.18
Total long-term debt	82,708	1,345	6.47	49,930	823	6.63
Total interest-bearing liabilities	1,741,004	2,515	0.57	1,742,358	2,166	0.50
Demand deposits	854,715			815,299		
Other liabilities	40,708			37,032		
Shareholders' equity	341,017			338,027		
Total liabilities and shareholders' equity	$ 2,977,444			$ 2,932,716		
Net interest spread			2.92 %			3.04 %
Net interest income and net interest margin[2]		$ 22,063	3.14 %		$ 21,985	3.23 %
Non-taxable equivalent net interest margin			3.09 %			3.17 %

[1] Interest revenue on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate.
[2] Tax equivalent net interest income divided by total interest-earning assets using the appropriate day count convention based on the type of interest-earning asset.

	Three months ended					
	September 30, 2020			September 30, 2019		
(dollars in thousands; taxable equivalent)	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate
Assets						
Interest bearing deposits in other banks	$ 136,459	$ 65	0.19 %	$ 103,954	$ 564	2.15 %
Other short-term investment	—	—	—	—	—	—
Investment securities						
Taxable investment securities	237,655	1,467	2.46	257,005	1,657	2.56
Non-taxable investment securities[1]	215,727	1,788	3.30	83,867	623	2.95
Total investment securities	453,382	3,255	2.86	340,872	2,280	2.65
Loans	2,191,669	21,049	3.82	1,801,629	23,541	5.18
FHLB and FRB stock	14,484	209	5.74	15,524	239	6.11
Total interest-earning assets	2,795,994	24,578	3.50	2,261,979	26,624	4.67
Non-earning assets	181,450			191,459		
Total assets	$ 2,977,444			$ 2,453,438		
Liabilities						
Interest bearing deposits						
NOW, money market, and savings	1,383,382	1,006	0.29	1,191,293	4,642	1.55
Time deposits	166,019	86	0.21	32,409	51	0.62
Brokered deposits	68,102	59	0.34	88,146	530	2.39
Total interest-bearing deposits	1,617,503	1,151	0.28	1,311,848	5,223	1.58
Total borrowings	40,793	19	0.19	85,478	489	2.27
Total long-term debt	82,708	1,345	6.47	49,803	824	6.56
Total interest-bearing liabilities	1,741,004	2,515	0.57	1,447,129	6,536	1.79
Demand deposits	854,715			637,809		
Other liabilities	40,708			36,209		
Shareholders' equity	341,017			332,291		
Total liabilities and shareholders' equity	$ 2,977,444			$ 2,453,438		
Net interest spread			2.92 %			2.88 %
Net interest income and net interest margin[2]		$ 22,063	3.14 %		$ 20,088	3.52 %
Non-taxable equivalent net interest margin			3.09 %			3.51 %

[1] Interest revenue on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate.
[2] Tax equivalent net interest income divided by total interest-earning assets using the appropriate day count convention based on the type of interest-earning asset.

8

ATLANTIC CAPITAL BANCSHARES, INC.
Average Balance Sheets and Net Interest Margin Analysis
Selected Financial Information

	Nine months ended					
	September 30, 2020			September 30, 2019		
(dollars in thousands; taxable equivalent)	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate
Assets						
Interest bearing deposits in other banks	$ 147,795	$ 756	0.68 %	$ 88,960	$ 1,477	2.22 %
Other short-term investments	36	—	—	5,181	118	3.05
Investment securities:						
Taxable investment securities	246,388	4,729	2.56	284,978	5,619	2.64
Non-taxable investment securities[(1)]	198,378	4,877	3.28	81,812	1,819	2.97
Total investment securities	444,766	9,606	2.88	366,790	7,438	2.71
Loans - continuing operations	2,071,673	63,971	4.12	1,739,917	69,847	5.37
FHLB and FRB stock	14,667	643	5.86	14,173	727	6.86
Total interest-earning assets - continuing operations	2,678,937	74,976	3.74	2,215,021	79,607	4.81
Loans held for sale - discontinued operations	—	—	—	156,060	4,588	3.93
Total interest-earning assets	2,678,937	74,976	3.74	2,371,081	84,195	4.75
Non-earning assets	186,947			201,880		
Total assets	$ 2,865,884			$ 2,572,961		
Liabilities						
Interest bearing deposits:						
NOW, money market, and savings	1,397,280	5,889	0.56	1,147,508	13,630	1.59
Time deposits	106,271	196	0.25	18,246	139	1.02
Brokered deposits	81,125	547	0.90	91,963	1,733	2.52
Total interest-bearing deposits	1,584,676	6,632	0.56	1,257,717	15,502	1.65
Total borrowings	50,055	95	0.25	57,844	1,045	2.42
Total long-term debt	60,922	2,997	6.57	49,761	2,471	6.64
Total interest-bearing liabilities - continuing operations	1,695,653	9,724	0.77	1,365,322	19,018	1.86
Interest-bearing liabilities - discontinued operations	—	—	—	192,613	1,502	1.04
Total interest-bearing liabilities	1,695,653	9,724	0.77	1,557,935	20,520	1.76
Demand deposits	794,559			593,957		
Demand deposits - discontinued operations	—			52,481		
Other liabilities	38,151			37,472		
Shareholders' equity	337,521			331,116		
Total liabilities and shareholders' equity	$ 2,865,884			$ 2,572,961		
Net interest spread - continuing operations			2.97 %			2.95 %
Net interest income and net interest margin - continuing operations[(2)]		$ 65,252	3.25 %		$ 60,589	3.66 %
Net interest income and net interest margin[(2)]		$ 65,252	3.25 %		$ 63,675	3.59 %
Non-taxable equivalent net interest margin			3.21 %			3.57 %

(1) Interest revenue on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate.

(2) Tax equivalent net interest income divided by total interest-earning assets using the appropriate day count convention based on the type of interest-earning asset.

9

ATLANTIC CAPITAL BANCSHARES, INC.
Period End Loans

(dollars in thousands)	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	Linked Quarter Change	Year Over Year Change
Loans held for sale							
Loans held for sale	$ 859	$ 1,153	$ —	$ 370	$ 916	$ (294)	$ (57)
Total loans held for sale	$ 859	$ 1,153	$ —	$ 370	$ 916	$ (294)	$ (57)
Loans held for investment							
Commercial loans:							
Commercial and industrial - other	$ 712,567	$ 739,769	$ 760,062	$ 705,115	$ 697,412	$ (27,202)	$ 15,155
Commercial and industrial - PPP	231,834	234,049	—	—	—	(2,215)	231,834
Commercial real estate:							
Multifamily	58,336	58,909	73,654	98,378	60,398	(573)	(2,062)
Owner occupied	364,170	366,847	359,026	357,912	352,842	(2,677)	11,328
Investment	458,279	474,565	477,451	460,038	452,285	(16,286)	5,994
Construction and land:							
1-4 family residential construction	—	11	2,706	4,009	5,186	(11)	(5,186)
Other construction, development, and land	139,836	128,980	124,116	123,531	139,991	10,856	(155)
Mortgage warehouse loans	—	—	—	13,941	23,256	—	(23,256)
Total commercial loans	1,965,022	2,003,130	1,797,015	1,762,924	1,731,370	(38,108)	233,652
Residential:							
Residential mortgages	29,460	32,327	31,761	31,315	31,903	(2,867)	(2,443)
Home equity	24,528	23,689	23,479	25,002	25,638	839	(1,110)
Total residential loans	53,988	56,016	55,240	56,317	57,541	(2,028)	(3,553)
Consumer	154,916	113,149	58,164	37,765	27,168	41,767	127,748
Other	22,777	22,160	25,488	19,552	22,533	617	244
	2,196,703	2,194,455	1,935,907	1,876,558	1,838,612	2,248	358,091
Less net deferred fees and other unearned income	(8,668)	(9,761)	(2,998)	(3,034)	(2,939)	1,093	(5,729)
Total loans held for investment	$ 2,188,035	$ 2,184,694	$ 1,932,909	$ 1,873,524	$ 1,835,673	$ 3,341	$ 352,362
Total loans	$ 2,188,894	$ 2,185,847	$ 1,932,909	$ 1,873,894	$ 1,836,589	$ 3,047	$ 352,305
Total unfunded commitments	$ 764,247	$ 749,321	$ 689,620	$ 743,958	$ 687,295	$ 14,926	$ 76,952

10

ATLANTIC CAPITAL BANCSHARES, INC.
Allowance for Credit Losses Activity and Credit Quality

	2020			2019	
(dollars in thousands)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Allowance for loan losses					
Balance at beginning of period	$ 31,605	$ 24,896	$ 18,535	$ 18,080	$ 18,186
Adoption of ASU 2016-13	—	—	(854)	—	—
Provision for loan losses	636	8,222	7,409	787	413
Loans charged-off:					
Commercial and industrial	(404)	(1,479)	(18)	(344)	(541)
Commercial real estate	—	—	(78)	—	—
Construction and land	—	—	—	—	—
Residential mortgages	—	(36)	—	—	—
Home equity	—	—	(125)	—	—
Consumer	—	—	—	—	(2)
Other	—	—	—	—	—
Total loans charged-off	(404)	(1,515)	(221)	(344)	(543)
Recoveries on loans previously charged-off:					
Commercial and industrial	56	1	—	5	17
Commercial real estate	—	—	18	—	—
Construction and land	—	—	—	—	1
Residential mortgages	—	—	1	7	—
Home equity	—	—	—	—	—
Consumer	1	1	8	—	6
Other	—	—	—	—	—
Total recoveries	57	2	27	12	24
Net charge-offs	$ (347)	$ (1,513)	$ (194)	$ (332)	$ (519)
Balance at period end	$ 31,894	$ 31,605	$ 24,896	$ 18,535	$ 18,080
Allowance for unfunded commitments					
Balance at beginning of period	$ 3,480	$ 2,838	$ 892	$ 836	$ 785
Adoption of ASU 2016-13	—	—	1,275	—	—
Provision for unfunded commitments	(609)	642	671	56	51
Balance at period end	$ 2,871	$ 3,480	$ 2,838	$ 892	$ 836
Total allowance for credit losses - loans and unfunded commitments	$ 34,765	$ 35,085	$ 27,734	$ 19,427	$ 18,916
Provision for credit losses under CECL					
Provision for loan losses	636	8,222	7,409	787	413
Provision for securities held to maturity credit losses	1	(1)	(6)	-	-
Provision for unfunded commitments[1]	(609)	642	671	-	-
Total provision for credit losses	$ 28	$ 8,863	$ 8,074	$ 787	$ 413
Non-performing loans	$ 5,421	$ 6,265	$ 6,515	$ 7,293	$ 6,770
Foreclosed properties (OREO)	563	779	779	278	278
Total nonperforming assets	$ 5,984	$ 7,044	$ 7,294	$ 7,571	$ 7,048
Allowance for loan losses to loans held for investment [2]	1.46 %	1.45 %	1.29 %	0.99 %	0.98 %
Allowance for credit losses to loans held for investment [2]	1.59 %	1.61 %	1.43 %	1.04 %	1.03 %
Allowance for credit losses to loans held for investment excluding PPP loans [2]	1.78 %	1.80 %	1.43 %	1.04 %	1.03 %
Net charge-offs to average loans [3]	0.06	0.29	0.04	0.07	0.11
Non-performing loans as a percentage of total loans	0.25 %	0.29 %	0.34 %	0.39 %	0.37 %
Non-performing assets as a percentage of total assets	0.20 %	0.24 %	0.27 %	0.26 %	0.29 %

[1] Prior to the adoption of ASU 2016-13, the provision for unfunded commitments was included in other expense and totaled $56 and $51 for the fourth and third quarters of 2019, respectively.

[2] The third quarter of 2019 ratios are calculated on a continuing operations basis.

[3] Annualized.

11

ATLANTIC CAPITAL BANCSHARES, INC.
Period End Deposits

(dollars in thousands)	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	Linked Quarter Change	Year Over Year Change
DDA	$ 843,656	$ 883,662	$ 712,919	$ 824,646	$ 599,657	$ (40,006)	$ 243,999
NOW	387,858	449,737	368,463	373,727	240,427	(61,879)	147,431
Savings	568	583	567	1,219	1,081	(15)	(513)
Money market	945,834	879,863	982,109	1,173,218	921,133	65,971	24,701
Time	196,343	131,353	66,793	44,389	30,782	64,990	165,561
Brokered	94,463	62,433	94,268	81,847	61,192	32,030	33,271
Total deposits	$ 2,468,722	$ 2,407,631	$ 2,225,119	$ 2,499,046	$ 1,854,272	$ 61,091	$ 614,450

Average Deposits

	2020			2019		Linked	
(dollars in thousands)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Quarter Change	Q3 2020 vs Q3 2019
DDA	$ 854,715	$ 815,299	$ 713,001	$ 718,298	$ 637,809	$ 39,416	$ 216,906
NOW	440,734	462,051	382,178	320,637	295,106	(21,317)	145,628
Savings	586	574	650	1,098	1,085	12	(499)
Money market	942,062	952,444	1,010,713	1,006,449	895,102	(10,382)	46,960
Time	166,019	96,362	55,775	37,388	32,409	69,657	133,610
Brokered	68,102	83,228	92,188	62,757	88,146	(15,126)	(20,044)
Total deposits	$ 2,472,218	$ 2,409,958	$ 2,254,505	$ 2,146,627	$ 1,949,657	$ 62,260	$ 522,561
Noninterest bearing deposits as a percentage of average deposits	34.6 %	33.8 %	31.6 %	33.5 %	32.7 %		
Cost of interest-bearing deposits	0.28 %	0.33 %	1.09 %	1.36 %	1.58 %		
Cost of deposits	0.19 %	0.22 %	0.75 %	0.90 %	1.06 %		

12

ATLANTIC CAPITAL BANCSHARES, INC.
Non-GAAP Performance and Financial Measures Reconciliation

(in thousands, except share and per share data)	2020 Third Quarter	2020 Second Quarter	2020 First Quarter	2019 Fourth Quarter	2019 Third Quarter	For the nine months ended September 30, 2020	For the nine months ended September 30, 2019
Taxable equivalent interest income reconciliation							
Interest income - GAAP	$ 24,233	$ 23,797	$ 26,023	$ 26,532	$ 26,520	$ 74,053	$ 79,315
Taxable equivalent adjustment	345	354	223	167	104	923	292
Interest income - taxable equivalent	$ 24,578	$ 24,151	$ 26,246	$ 26,699	$ 26,624	$ 74,976	$ 79,607
Taxable equivalent net interest income reconciliation - continuing operations							
Net interest income - GAAP	$ 21,718	$ 21,631	$ 20,980	$ 20,567	$ 19,984	$ 64,329	$ 60,297
Taxable equivalent adjustment	345	354	223	167	104	923	292
Net interest income - taxable equivalent - continuing operations	$ 22,063	$ 21,985	$ 21,203	$ 20,734	$ 20,088	$ 65,252	$ 60,589
Loan yield excluding PPP loans							
Loan yield - GAAP	3.82 %	3.87 %	4.77 %	4.95 %	5.18 %	4.12 %	5.37 %
Impact of PPP loans	0.13	0.22	—	—	—	0.14	—
Loan yield excluding PPP loans	3.95 %	4.09 %	4.77 %	4.95 %	5.18 %	4.26 %	5.37 %
Taxable equivalent net interest margin reconciliation - continuing operations							
Net interest margin - GAAP - continuing operations	3.09 %	3.17 %	3.38 %	3.35 %	3.51 %	3.21 %	3.64 %
Impact of taxable equivalent adjustment	0.05	0.06	0.03	0.03	0.01	0.04	0.02
Net interest margin - taxable equivalent - continuing operations	3.14 %	3.23 %	3.41 %	3.38 %	3.52 %	3.25 %	3.66 %
Taxable equivalent net interest margin reconciliation							
Net interest margin - GAAP	3.09 %	3.17 %	3.38 %	3.35 %	3.51 %	3.21 %	3.57 %
Impact of taxable equivalent adjustment	0.05	0.06	0.03	0.03	0.01	0.04	0.02
Net interest margin - taxable equivalent	3.14 %	3.23 %	3.41 %	3.38 %	3.52 %	3.25 %	3.59 %
Taxable equivalent net interest margin excluding PPP loans reconciliation							
Net interest margin - GAAP	3.09 %	3.17 %	3.38 %	3.35 %	3.51 %	3.21 %	3.57 %
Impact of PPP loans	0.09	0.18	—	—	—	0.10	—
Net interest margin - taxable equivalent excluding PPP loans	3.18 %	3.35 %	3.38 %	3.35 %	3.51 %	3.31 %	3.57 %
Taxable equivalent income before income taxes reconciliation							
Income before income taxes - GAAP	$ 10,481	$ 2,207	$ 2,451	$ 9,077	$ 9,663	$ 15,139	$ 26,692
Taxable equivalent adjustment	345	354	223	167	104	923	292
Income before income taxes	$ 10,826	$ 2,561	$ 2,674	$ 9,244	$ 9,767	$ 16,062	$ 26,984
Taxable equivalent income tax expense reconciliation							
Income tax expense - GAAP	$ 1,863	$ 358	$ 327	$ 1,937	$ 2,094	$ 2,548	$ 5,674
Taxable equivalent adjustment	345	354	223	167	104	923	292
Income tax expense	$ 2,208	$ 712	$ 550	$ 2,104	$ 2,198	$ 3,471	$ 5,966
Tangible book value per common share reconciliation							
Total shareholders' equity	$ 340,309	$ 335,980	$ 332,300	$ 326,495	$ 328,711	$ 340,309	$ 328,711
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible common equity	$ 320,384	$ 316,055	$ 312,375	$ 306,570	$ 308,786	$ 320,384	$ 308,786
Common shares outstanding	21,202,783	21,477,631	21,479,986	21,751,026	22,193,761	21,202,783	22,193,761
Book value per common share - GAAP	$ 16.05	$ 15.64	$ 15.47	$ 15.01	$ 14.81	$ 16.05	$ 14.81
Tangible book value	15.11	14.72	14.54	14.09	13.91	15.11	13.91
Tangible common equity to tangible assets reconciliation							
Total shareholders' equity	$ 340,309	$ 335,980	$ 332,300	$ 326,495	$ 328,711	$ 340,309	$ 328,711
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible common equity	$ 320,384	$ 316,055	$ 312,375	$ 306,570	$ 308,786	$ 320,384	$ 308,786
Total assets	$ 2,923,977	$ 2,890,622	$ 2,719,658	$ 2,910,379	$ 2,410,198	$ 2,923,977	$ 2,410,198
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible assets	$ 2,904,052	$ 2,870,697	$ 2,699,733	$ 2,890,454	$ 2,390,273	$ 2,904,052	$ 2,390,273
Tangible common equity to tangible assets	11.03 %	11.01 %	11.57 %	10.61 %	12.92 %	11.03 %	12.92 %
Allowance for credit losses to loans held for investment reconciliation							
Total loans held for investment	$ 2,188,035	$ 2,184,694	$ 1,932,909	$ 1,873,524	$ 1,835,673	$ 2,188,035	$ 1,835,673
PPP loans	(231,834)	(234,049)	—	—	—	(231,834)	—
Total loans held for investment excluding PPP loans	$ 1,956,201	$ 1,950,645	$ 1,932,909	$ 1,873,524	$ 1,835,673	$ 1,956,201	$ 1,835,673
Allowance for credit losses to loans held for investment	1.59 %	1.61 %	1.43 %	1.04 %	1.03 %	1.59 %	1.03 %
Allowance for credit losses to loans held for investment excluding PPP loans	1.78 %	1.80 %	1.43 %	1.04 %	1.03 %	1.78 %	1.03 %

13

ATLANTIC CAPITAL BANCSHARES, INC. Financial Information from Discontinued Operations Components of Net Income from Discontinued Operations (in thousands) Net interest income $— $ $ — $ — $ — $ — $ — 3,086 Provision for credit losses — — — — — — — Net interest income after provision — — — — — — 3,086 Service charges — — — — — — 527 Mortgage income — — — — — — 288 Gain on sale of branches — — — — — — 34,475 Other income — — — — — — (1) Total noninterest income — — — — — — 35,289 Salaries and employee benefits — — — — — — 2,757 Occupancy — — — — — — 410 Equipment and software — — — — — — 131 Amortization of intangibles — — — — — — 247 Communications and data processing — — — — — — 586 Divestiture expense — — — — — — 5,095 Other noninterest expense — — — — — — 459 Total noninterest expense — — — — — — 9,685 Net income before provision for income taxes — — — — — — 28,690 (Benefit) provision for income taxes — — — — (617) — 6,993 Net income from discontinued operations $— $ $ — $ — $ — $617 $ — 21,697 Third Quarter For the nine months ended September 30, First Quarter Second Quarter Fourth Quarter 2019 2020 Third Quarter 2019 2020 14